CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
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     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the
undersigned officer of Grand Prix Funds, Inc., does hereby certify, to such officer's knowledge, that the report on Form N-CSR of Grand Prix Funds, Inc. for the period ended April 30, 2005 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Grand Prix Funds, Inc. for the stated period.


/s/Robert Zuccaro
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Robert Zuccaro
President and Treasurer

Dated:  July 8, 2005
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This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Grand Prix Funds, Inc. for purposes of the Securities Exchange Act of 1934.